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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): JULY 3, 2000


                           CENTRE CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                 STATE OF NEVADA
                 (State or Other Jurisdiction of Incorporation)



           000-25845                                      87-0385103
     (Commission File No.)                 (I.R.S. Employer Identification No.)


                               2619 GRAVEL STREET
                            FORT WORTH, TEXAS  76118
                    (Address of Principal Executive Offices)

                                 (817) 595-0919
              (Registrant's Telephone Number, Including Area Code)


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

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (b)     Pro  forma  financial  information.  The  pro  forma  financial
             ----------------------------------
             information required by Regulation S-X is attached hereto.

     The Registrant believes that this report contains forward-looking statements, including statements regarding, among other items, its future plans and growth strategies and anticipated trends in the industry in which it operates. These forward-looking statements are based largely on the Registrant's expectations and are subject to a number of risks and uncertainties, many of which are beyond its control. Actual results could differ materially from these forward-looking statements as a result of the factors described in this report, including, among others, regulatory or economic influences. In light of these risks and uncertainties, the forward-looking information contained in this report may not transpire or prove to be accurate. The inclusion of that information should not be regarded as a representation by the Registrant or any other person that its objectives and plans will be achieved.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      CENTRE CAPITAL CORPORATION



Date: July 20, 2000                                   By  /s/  Karl F. Jacobs
                                                        ------------------------
                                                      Karl  F.  Jacobs, Chairman

CENTRE  CAPITAL  CORPORATION
Condensed  Balance  Sheet
(unaudited)  Forecast

                                    Forecast
                                    --------

Current Assets                       13,133,188
Property                                593,509
Other Assets                         11,307,843
                                    -----------
Total Assets                        $25,034,540
                                    ===========

Current Liabilities                     567,892
Common Stock                             17,903
Additional Paid in Capital           12,298,167
Retained earnings                    12,150,578
                                    -----------
Total Liabilities and
Stockholders Capital                $25,034,540
                                    ===========


Condensed Statement of Operations
For the year ended June 30, 2001
(unaudited)

                                    Forecast
                                    --------

Revenue                             $41,588,809
Cost of Sales                        18,777,574
Operating Expenses                    1,486,966
Other expenses                           16,000
                                    -----------
Net Income before tax                21,326,269
                                    -----------
Provision for income tax              8,559,133
Net Income after tax                $12,767,136
                                    ===========
Weighted average shares              17,902,756
Earnings per share                  $       .71
                                    ===========

                           CENTRE CAPITAL CORPORATION
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                            June 30, 2001 (Forecast)


NOTE  A  -  UNAUDITED  CONDENSED  FINANCIAL  STATEMENTS:
--------------------------------------------------------

The accompanying condensed financial statements were prepared by management without audit. These financial statements have not been examined by independent public accountants. These financials statements should be read in conjunction with the Form 10-KSB for the initial eight months ended September 30, 1999.


NOTE  B  -  SUMMARY  OF  SIGNIFICANT  FORECAST  ASSUMPTIONS:
------------------------------------------------------------

This financial forecast presents, to the best of management's knowledge and belief, the Company's expected financial position, results of operations, and cash flows for the forecast period. Accordingly, the forecast reflects management's judgment as of July 17, 2000, the date of this forecast, of the expected conditions and its expected course of action. The assumptions disclosed herein are those that management believes are significant to the forecast. There will usually be differences between the forecasted and actual results, because events and circumstances frequently do not occur as expected, and those differences may be material.

Other  Assets:
--------------
The zeolite purchase asset was recorded at the contract amount per the Zeolite Purchase Agreement as an other asset in the amount of $11,307,428. The common stock and additional paid in capital were increased accordingly due to stock being issued as consideration. The number of newly issued shares of the Company's $.001 par value common stock is 1,000,000 shares.

Sales:
------
Management developed the gross sales forecast by listing forecasted unit sales for each product or group of products. Zeolite sales are forecast for the year at $1,728,000. Revenues from the royalty agreements are forecast for the year at $4,230,751. Forecast sales from existing product lines are for $3,097,529 for the year. Other existing product sales were forecast in the amount of $36,159,750 for the 12 months ended June 30, 2001 due to increased promotional and advertising efforts plus endorsements. Some product sales for the forecast year are forecast at 150 times over the first eight months ended September 30, 1999.

Royalties:
----------
Royalty revenue was based on fixed percentages in accordance with the royalty contracts and forecasted sales for products and services. One royalty contract agreement calls for the Company to receive 7.5 percent of gross sales from a network of chiropractors and doctors. Revenue from this contract is estimated at $3,131,851.

The second royalty contract agreement is with Benex Group, Ltd. and calls for the Company to receive 5 percent of gross sales of health plans and products. Revenue from this contract is estimated at $1,099,100 for the forecast year ending June 30, 2001.

Cost  of  Sales:
----------------
Commissions are forecast as a function of sales, using historical and anticipated factors ranging from 20% to 50% for the year ending June 30, 2001. Commissions for the sale of products are estimated at $8,780,715 for the forecast year. Commissions for the sale of zeolite is estimated at $465,000 for the forecast year. Other cost of sales forecast such as inventory are forecast at factors from 10% to 22% of sales and are estimated at $9,519,441 for the forecast year.

Advertising:
------------
Assumptions for advertising expense for the forecast year were computed at $550,000 and were based on proposed contracts to produce and broadcast infomercials for both a flat fee and percentage of sale fee arrangements.

General  and  Administrative
----------------------------
Other operating expenses including administrative expenses are based on prior experience of the Company adjusted for anticipated increases to volume and other business activity and are forecast at $900,000 for the year ending June 30, 2001.

CENTRE  CAPITAL  CORPORATION
PRO  FORMA  FINANCIAL  STATEMENTS
(unaudited)

The Registrant's unaudited pro forma financial statements give effect to the acquisition of 58,285.71 tons of zeolite minerals and two royalty agreements, as if these transactions had occurred, for balance sheet purposes, on March 31, 2000 and, for statement of operations purposes, on October 1, 1999. These unaudited pro forma financial statements should be read in conjunction with the Registrant's financial statements and notes thereto appearing in the Form 10-KSB. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Registrant's future results.

Condensed  Pro  forma  Balance  Sheet
(unaudited)
March  31,  2000

                            Historical  Adjustments    Pro Forma
                            ----------  ------------  -----------
Current  Assets                66,962        50,000       116,962
Property                      593,509           -0-       593,509
Other  Assets                     415    11,307,428    11,307,843
                            ----------  ------------  -----------
Total  Assets                $660,886   $11,357,428   $12,018,314
                            ==========  ============  ===========

Current Liabilities         1,440,175      (958,626)      481,549
Common Stock                   10,042         1,000        11,042
Additional Paid in Capital    170,391    11,306,428    11,476,819
(Accumulated  deficit)
Retained  Earnings           (959,722)    1,008,626        48,904
                            ----------  ------------  -----------
Total Liabilities and
Stockholders' Equity         $660,886   $11,357,428   $12,018,314
                            ==========  ============  ===========

Condensed  Pro  forma  Statement  of  Operations
(unaudited)
Six  Months  ended  March  31,  2000

                              Historical   Adjustments    Pro Forma
                              -----------  -----------  -----------
Revenue                       $  221,662   $1,234,149   $ 1,455,811
Cost  of  Sales                  175,287       75,000       250,287
Operating  Expenses              373,539      136,707       510,246
Other  expenses                   16,000          -0-        16,000
Net Income (Loss) before tax    (343,164)   1,022,442       679,278
Provision  for  income  tax          -0-       13,816        13,816
Net Income (Loss) after tax     (343,164)   1,008,626       665,462
                              ===========  ===========  ===========

Weighted  average  shares     10,042,052    1,000,000    11,042,052
Earnings(loss)  per  share         ($.03)        $.09          $.06
                              ===========  ===========  ===========

                           CENTRE CAPITAL CORPORATION
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (unaudited)

Note  A  -  Nature  of  Acquisition:
------------------------------------
The Registrant acquired 58,285.71 tons of paid up zeolite from Equitable Assets Incorporated, a Belize corporation. This acquisition was valued at $11,307,428 pursuant to a Zeolite Purchase Agreement. The consideration paid by the Registrant for the zeolite was 1,000,000 shares of the Registrant's restricted common stock with a par value of $0.001 per share.

Note  B  -  Adjustments  for  acquisition  of  zeolite:
-------------------------------------------------------

Balance  Sheet:
---------------
The zeolite is classified as an other asset in the amount of $11,307,428. There is a corresponding amount representing the issuance of the Registrant's restricted common stock and additional paid in capital. Proceeds from the entire operation is used to reduce current liabilities in the amount of $958,626 and increase in current assets of $50,000.

Statement  of  Operations:
--------------------------
There is an assumption of increased sales in the amount of $500,000 for zeolite sales and $734,149 for royalty revenues for the six months ended March 31, 2000. Related cost of sales in the amount of $75,000 and administrative expenses in the amount of $136,707 have resulted in an increased net income before tax in the amount of $1,022,442.

Note  C  -  License  delivery  and  royalty  agreement:
-------------------------------------------------------
The Registrant entered into license and royalty agreement with a network of physicians and chiropractors for Arthritis Relief Plus, a patented arthritis treatment. The agreement calls for a 7 % royalty of gross sales of product sold by the members of the network to be paid to the Registrant.

Note  D  -  Adjustments  for  proceeds  from  royalty:
------------------------------------------------------

Statement  of  Operations:
--------------------------
Royalty income in the amount of 734,149 is adjusted for the six month period ended March 31, 2000 and related administrative expenses in the amount of $37,000.

Note  E  -  Royalty  Interest:
------------------------------
The Registrant acquired a 5 percent interest in the gross revenues of Benex Group, Ltd. of Houston Texas. Benex Group, Ltd is a health benefit and products consolidation.

Note  F  -  Income  Tax:
------------------------
Income tax has been calculated based on the actual historical loss of $343,164 and a loss carryforward in the amount of $616,558 offset by current year earnings.